Exhibit B

THIS SUBSCRIPTION AGREEMENT IS EXECUTED IN RELIANCE UPON (1) THE EXEMPTION PROVIDED BY SECTION 4(2) AND REGULATION D, RULE 506 FOR TRANSACTIONS NOT INVOLVING A PUBLIC OFFERING UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS OFFERING IS BEING MADE ONLY TO ACCREDITED INVESTORS.  NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION D UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE SECURITIES ACT.

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Subscription”) has been executed by B6 Sigma, Inc., a corporation organized under the laws of the State of Delaware (“B6 Sigma” or the “Company”) and the purchaser set forth in the Omnibus Signature Page (the “Signature Page”) attached hereto (the “Purchaser”) in connection with the private placement of up to up to 125,000 Shares of Common Stock (“Shares” or “Common Stock”) at a price of $20.00 per Share on a best-efforts Minimum 50,000/Maximum 125,000 Shares basis. The minimum subscription amount is 1,250 Shares, or $25,000. The proceeds of this Offering will be utilized as described in the Company’s Private Offering Memorandum dated April 12, 2010 (the “Memorandum”).

The Securities being subscribed for pursuant to this Subscription have not been registered under the Securities Act.  The offer of the Securities and, if this Subscription is accepted by the Company, the sale of Securities, is being made in reliance upon Section 4(2) and/or Rule 506 of Regulation D of the Securities Act promulgated under the Securities Act.  All dollar amounts in this Subscription are expressed in U.S. Dollars.

The Company reserves the right, in its discretion, to accept subscriptions for lesser amounts. This Subscription is submitted by the undersigned in accordance with and subject to the terms and conditions described in this Subscription and the Memorandum of the Company, as amended and supplemented from time to time, including all attachments, schedules and exhibits.

The terms of the offering of the Shares (“Offering”) are more completely described in the Memorandum and such terms are incorporated herein in their entirety.

The Purchaser hereby represents and warrants to, and agrees with the Company as follows:

ARTICLE 1
SUBSCRIPTION

Subscription

1.1           The undersigned Purchaser, as principal, hereby subscribes to purchase the amount of Shares set forth on the Signature Page attached hereto, at an aggregate purchase price as set forth on the Signature Page (the “Subscription Funds”).

Minimum Subscription

1.2           A minimum of $25,000 of Shares must be purchased by the Purchaser, unless a lower amount is agreed to by the Company, in its sole discretion.

Method of Payment

1.3           The Purchaser shall pay the Subscription Funds by delivering good funds in United States Dollars by way of wire transfer of funds to Signature Bank, the escrow agent for this Offering (“Escrow Agent”).  The wire transfer and overnight delivery instructions are as set forth in Exhibit B attached hereto and made a part hereof.

Upon receipt of the Subscription Funds and acceptance of this Subscription by the Company, the Company shall take up the Subscription Funds (the “Closing Date”) and issue to the Purchaser such number of Shares equal to the amount of the accepted Subscription Funds.  The Purchaser and the Company acknowledge and agree that the initial closing of the Offering shall be subject to the Minimum Offering having been subscribed for and then only at the closing of the Reorganization.

The Purchaser acknowledges that the subscription for Shares hereunder may be rejected in whole or in part by the Company in its sole discretion and for any reason, notwithstanding prior receipt by the Purchaser of notice of acceptance of such subscription.  The Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Subscription.  If this Subscription is rejected in whole, or the offering of Shares is terminated, all funds received from the Purchaser will be returned without interest or offset, and this Subscription shall thereafter be of no further force or effect.  If this Subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Subscription will continue in full force and effect to the extent this Subscription was accepted.

Term; Termination

1.4         No funds held in Escrow will be released to B6 Sigma unless and until the Minimum of 50,000 Shares are sold and paid for and then only at a closing of the Reorganization (as defined in the Memorandum). In the event that the Minimum of 50,000 Shares are not sold during the Offering Period or the closing of the Reorganization does not occur on or before May 31, 2010, all proceeds from the sale of the Shares will be returned to subscribers without interest, and this Subscription shall thereafter be of no further force or effect.

1.5         All funds received from the Purchaser will held in a non-interest-bearing escrow account by the Escrow Agent, pending the earlier of (a) one or more closings after reaching the Minimum Offering and the closing of the Reorganization, (b) completion of the Maximum Offering or (c) the end of the Offering Period.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

Representations and Warranties

2.1         The Purchaser represents and warrants to the Company, with the intent that the Company will rely thereon in accepting this Subscription, that:

(a)
Accredited Purchaser.  The Purchaser is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act and as set forth in Exhibit A-1 attached hereto and made a part hereof;

(b)
Experience.  The Purchaser is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of its investments, and to make an informed decision relating thereto, and to protect its own interests in connection with the purchase of the Securities;

(c)
Own Account.  The Purchaser is purchasing the Securities as principal for its own account.  The Purchaser is purchasing the Securities for investment purposes only and not with an intent or view towards further sale or distribution (as such term is used in Section 2(11) of the Securities Act) thereof, and has not pre-arranged any sale with any other purchaser and has no plans to enter into any such agreement or arrangement;

(d)
Exemption.  The Purchaser understands that the offer and sale of the Securities is not being registered under the Securities Act or any state securities laws and is intended to be exempt from registration provided by Rule 506 promulgated under Regulation D and/or Section 4(2) of the Securities Act;

(e)
Importance of Representations.  The Purchaser understands that the Shares are being offered and sold to it in reliance on an exemption from the registration requirements of the Securities Act, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such safe harbor and the suitability of the Purchaser to acquire the Shares;

(f)
No Registration.  The Shares have not been registered under the Securities Act or any state securities laws and may not be transferred, sold, assigned, hypothecated or otherwise disposed of unless registered under the Securities Act and applicable state securities laws or unless an exemption from such registration is available (including, without limitation, under Rule 144 of the Securities Act, as such rule may be amended, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect (“Rule 144”)). Moreover, since Purchasers will receive shares of Framewaves, Inc. (“Framewaves”) common stock on the closing of the Reorganization and Framewaves is a “shell company” (as defined in the Securities Exchange Act of 1934), under Rule 144 holders of Framewaves’ restricted securities will be unable to utilize Rule 144 as a registration exemption for a period of at least one year from the date that Framewaves files a Report on Form 8-K containing Form 10 information, and then only if it has filed all reports required to be filed with the SEC during the prior twelve month period. There can be no assurance that Framewaves will file such documents successfully. The Purchaser represents and warrants and hereby agrees that all offers and sales of the Shares and the Securities shall be made only pursuant to registration or an exemption from registration;

(g)
Risk.  The Purchaser acknowledges that the purchase of the Shares involves a high degree of risk, is aware of the risks and further acknowledges that it can bear the economic risk of the Shares, including the total loss of its investment.  The Purchaser has adequate means of providing for its financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Shares for an indefinite period of time;

(h)
Memorandum.  The Purchaser and its purchaser representatives, if any, have received the Memorandum and all other documents requested by the Purchaser, have carefully reviewed them and understand the information contained therein;

(i)
Independent Investigation.  The Purchaser, in making the decision to purchase the Shares subscribed for, has relied upon independent investigations made by it and its purchaser representatives, if any, and the Purchaser and such representatives, if any, have prior to any sale to it been given access and the opportunity to examine all material contracts and documents relating to this Offering and an opportunity to ask questions of, and to receive answers from, the Company or any person acting on its behalf concerning the terms and conditions of this Offering.  The Purchaser and its advisors, if any, have been furnished with access to all materials relating to the business, finances and operation of the Company and materials relating to the offer and sale of the Shares (including, without limitation, the Memorandum) which have been requested.  The Purchaser and its advisors, if any, have received complete and satisfactory answers to any such inquiries;

(j)
No Recommendation or Endorsement.  The Purchaser understands that no federal, state or other regulatory authority has passed on or made any recommendation or endorsement of the Shares.  Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this Subscription or the Memorandum.  Any representation to the contrary is a criminal offense;

(k)
No Representation. In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or information (oral or written) other than as stated in this Subscription and in the Memorandum;

(l)
No Tax, Legal, Etc. Advice. The Purchaser is not relying on the Company or any of its employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Shares, and the Purchaser has relied on the advice of, or has consulted with, only its own advisers;

(m)
The Purchaser.  The Purchaser (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Shares, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Shares, the execution and delivery of this Subscription has been duly authorized by all necessary action, this Subscription has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription and make an investment in the Company, and represents that this Subscription constitutes a legal, valid and binding obligation of such entity.  The execution and delivery of this Subscription will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

(n)
Non-Affiliate Status.  The Purchaser is not an Affiliate of the Company nor is any Affiliate of the Purchaser an Affiliate of the Company. An “Affiliate” is an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind (each of the foregoing, a “Person”) that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.  With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser; and

(o)
No Advertisement or General Solicitation.  If the Purchaser is a U.S. Person, such Purchaser acknowledges that it is not aware of, is in no way relying on, and did not become aware of the offering of the Shares through or as a result of any form of general solicitation or general advertising, including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or through any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(p)
Short Sales and Confidentiality after the Date Hereof. The Purchaser covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it, will execute any “short sales” of Framewaves common stock, as defined in Rule 200 of Regulation SHO under the Securities Exchange Act of 1934, as amended (“Short Sales”, which shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock) during the period commencing at the time it first became aware of this Offering and ending at the time that the transactions contemplated by this Subscription are first publicly announced.  The Purchaser covenants that until such time as the transactions contemplated by this Subscription are publicly disclosed by the Company such Purchaser will maintain the confidentiality of the existence and terms of this Offering and the information included in this Subscription and the Memorandum.  The Purchaser acknowledges the positions of the Securities and Exchange Commission (“Commission”) set forth in Item 65, Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance. Notwithstanding the foregoing, if Purchaser is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Subscription.

Survival

2.2         The representations and warranties of the Purchaser contained herein will be true at the date of execution of this Subscription by the Purchaser and as of the Closing Date in all material respects as though such representations and warranties were made as of such times and shall survive the Closing Date and the delivery of the Shares.  The Purchaser agrees that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the Shares.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

3.1         The Company, upon taking up and accepting this Subscription, represents and warrants in all material respects to the Purchaser, with the intent that the Purchaser will rely thereon in making this Subscription, that:

(a)
Legality.  The Company has the requisite corporate power and authority to take up and accept this Subscription and to issue, sell and deliver the Shares; this Subscription and the issuance, sale and delivery of the Shares hereunder and the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action by the Company;

(b)	Proper Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

(c)
Issuance of the Shares.  The Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, charges, security interests, encumbrances, preemptive rights or other restrictions (collectively, “Liens”) imposed by the Company other than restrictions on transfer provided for in the Transaction Documents.  The Securities, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable;

(d)
Capitalization.  The capitalization of the Company is as set forth in the Memorandum. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws;

(e)
No General Solicitation.  Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising.  The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act;

Survival

3.2         The representations and warranties of the Company will be true and correct as of the Closing Date in all material respects and shall survive the Closing Date and the delivery of the Securities.

ARTICLE 4
COVENANTS OF THE COMPANY

Covenants of the Company

4.1         The Company covenants and agrees with the Purchaser that:

(a)
Filings.  The Company shall make all necessary filings in connection with the sale of the Securities as required by the laws and regulations of all appropriate jurisdictions and securities exchanges, including but not limited to “Form D”;

(b)
Non-Public Information.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

Survival

4.2         The covenants set forth in this Article shall survive the Closing Date for a period of one year for the benefit of the Purchaser.

ARTICLE 5
ISSUANCE OF SECURITIES

5.1         As soon as practicable after the Closing Date, the Company shall issue and deliver, or shall cause the issuance and delivery of, the Shares in the name or names specified by the Purchaser purchased in the Offering. Such Shares will be exchanged for shares of Framewaves upon the closing of the Reorganization. Both the B6 Sigma and the Framewaves Shares shall bear a legend substantially in the following form:

THESE SECURITIES HAVE BEEN ISSUED PURSUANT TO THE EXEMPTION FROM THE REGISTRATION PROVISIONS UNDER THE SECURITIES ACT OF 1933, AS AMENDED PROVIDED BY RULE 506 OF REGULATION D UNDER SUCH ACT AND/OR SECTION 4(2) OF SUCH ACT.  THESE SECURITIES CANNOT BE TRANSFERRED, OFFERED, OR SOLD UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

5.2           The legend set forth above shall be removed, and the Company shall issue a certificate without such legend to the transferee of the Securities represented thereby, if, unless otherwise required by state securities laws, such Securities have been sold under an effective registration statement under the Securities Act.

5.3           The Purchaser agrees that such Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 5 is predicated upon the Company’s reliance upon this understanding.

ARTICLE 6
CLOSING

Closing shall be effected through the delivery of the Subscription Funds by the Escrow Agent to the Company and the delivery of the Shares purchased in the Offering by the Company to the Purchaser (or the Purchaser’s representative), together with a copy of this Subscription Agreement.

ARTICLE 7
INDEMNIFICATION

Indemnification of the Company

7.1           The Purchaser agrees to indemnify and hold harmless the Company against and in respect of any and all loss, liability, claim, damage, deficiency, and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses whatsoever (including, but not limited to, attorneys' fees reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever through all appeals) arising out of or based upon any false representation or warranty or breach or failure by the Purchaser to comply with any covenant, representation or other provision made by it herein or in any other document furnished by it in connection with this Subscription, provided, however, that such indemnity, when taken together with any other indemnity provided to the Company pursuant to the Registration Rights Agreement, shall in no event exceed the net proceeds received by the Company from the Purchaser as a result of the sale of Securities to the Purchaser.

Indemnification of the Purchaser

7.2           The Company agrees to indemnify and hold harmless the Purchaser against and in respect of any and all loss, liability, claim, damage, deficiency, and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses whatsoever (including, but not limited to, attorneys' fees reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever through all appeals) arising out of or based upon any false representation or warranty or breach or failure by the Company to comply with any covenant, representation or other provision made by it herein or in any other document furnished by it in connection with this Subscription.

ARTICLE 8
GENERAL PROVISIONS

Governing Law

8.1           This Subscription shall be governed by and construed under the law of the State of Delaware without regard to its choice of law provision.  Any disputes arising out of, in connection with, or with respect to this Subscription, the subject matter hereof, the performance or non-performance of any obligation hereunder, or any of the transactions contemplated hereby shall be adjudicated in a court of competent civil jurisdiction sitting in New Mexico and nowhere else.  The parties hereby consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested. The address for service of process shall be (a) to the Company, at its corporate offices; and (b) to the Purchaser, at the address set forth on the Signature Page hereto, or, in each case, to such other address as each party shall subsequently furnish in writing to the other.  In any action, suit or proceeding brought by any party against any other party, the parties each knowingly and intentionally, to the greatest extent permitted by applicable law, hereby absolutely, unconditionally, irrevocably and expressly waive forever trial by jury.

Successors and Assigns

8.2           This Subscription shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto.

Execution by Counterparts and Facsimile

8.3           This Subscription may be executed in counterparts and by facsimile, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Subscription.

Independent Legal Advice

8.4           The parties hereto acknowledge that they have each received independent legal advice with respect to the terms of this Subscription and the transactions contemplated herein or have knowingly and willingly elected not to do so.

Severability

8.5           If any term, provision, covenant or restriction of this Subscription is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

Omnibus Signature Page

8.6           This Subscription Agreement is intended to be read and construed in conjunction with the other documents pertaining to the issuance by the Company of the Shares to Purchasers pursuant to the Memorandum.  Accordingly, it is hereby agreed that the execution by the Purchaser and the Company of this Subscription Agreement, in the place set forth herein, shall constitute an agreement to be bound by the terms and conditions of both this Subscription Agreement and the Share Exchange Agreement by and among the Company, the Shareholders of the Company and Framewaves (the “Reorganization”) with the same effect as if both this Subscription Agreement and the Share Exchange Agreement were separately signed.  Accordingly, by signing this Subscription Agreement, the Purchaser (i) understands that it is agreeing to exchange each share of the Company’s common stock it purchases in this Private Offering for 1,000 shares of Framewaves common stock; (ii) agrees to the terms of the Reorganization as it is described in the Memorandum; and (iii) represents that it has independently investigated Framewaves and agrees that it is the Purchaser’s intention to acquire shares of Framewaves in exchange for the shares Purchaser is acquiring of B6 Sigma. Purchaser represents and warrants that the Company may take any actions necessary on its behalf to effect the Reorganization and deliver the Framewaves shares to the Purchaser upon completion of the Reorganization.

[Remainder of page intentionally left blank]

B6 SIGMA, INC.
OMNIBUS SIGNATURE PAGE TO
SUBSCRIPTION AGREEMENT
AND
FRAMEWAVES SHARE EXCHAGE AGREEMENT
(FOR THE REORGANIZATION)

Purchaser hereby elects to subscribe under the Subscription Agreement for a total amount of $_____________ in Subscription Funds, which amount shall be for the purchase of ______ B6 Sigma Shares at a price of $20.00 per Share.

Purchaser’s signature below constitutes execution of both the Subscription Agreement and the Framewaves Share Exchange Agreement (the “Reorganization”).

Date: ____________________ , 2010.

If the purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Purchaser(s)	Signature

Date	Address

If the purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Partnership,	Federal Taxpayer
Corporation, Limited	Identification Number
Liability Company or Trust

By:
Name:	State of Organization
Title:

__________________, 2010
Date	Address

1

B6 SIGMA, INC.
OMNIBUS SIGNATURE PAGE TO
SUBSCRIPTION AGREEMENT
AND
FRAMEWAVES SHARE EXCHAGE AGREEMENT
(FOR THE REORGANIZATION)

B6 Sigma’s signature below constitutes execution of both the Subscription Agreement and the Framewaves Share Exchange Agreement (the “Reorganization”).

ACCEPTED AND AGREED TO
this ___ day of ___________, 2010.

B6 SIGMA, INC.

By:
Name:
Title:

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EXHIBIT A-1 - ACCREDITED INVESTOR PAGE FOR U.S. PURCHASERS

The undersigned Purchaser is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act by virtue of being (initial all applicable responses):

A small business investment company licensed by the U.S. Small Business Administration under the Small Business Investment Company Act of 1958,
A business development company as defined in the Investment Company Act of 1940,
A national or state-chartered commercial bank, whether acting in an individual or fiduciary capacity,
An insurance company as defined in Section 2(13) of the Securities Act,
An investment company registered under the Investment Company Act of 1940,

An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, where the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, insurance company, or registered investment advisor, or an employee benefit plan which has total assets in excess of $5,000,000,

A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940,
An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation or a partnership with total assets in excess of $5,000,000,
A natural person (as opposed to a corporation, partnership, trust or other legal entity) whose net worth, or joint net worth together with his/her spouse, exceeds $1,000,000,

Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 506(b)(2)(ii) of Regulation D,

A natural person (as opposed to a corporation, partnership, trust or other legal entity) whose individual income was in excess of $200,000 in each of the two most recent years (or whose joint income with such person's spouse was at least $300,000 during such years) and who reasonably expects an income in excess of such amount in the current year, or

A corporation, partnership, trust or other legal entity (as opposed to a natural person) and all of such entity's equity owners fall into one or more of the categories enumerated above.

Name of Purchaser (Print)	Name of Joint Purchaser (if any) (Print)

Signature of Purchaser	Signature of Joint Purchaser (if any)

Capacity of Signatory (for entities)	Date

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 EXHIBIT B - WIRE INSTRUCTIONS

SIGNATURE BANK
Account Name:  Signature Bank as Escrow Agent for B6 Sigma, Inc.
ABA#:  026013576
Account #1501295724

SWIFT Code: SIGNUS33

Signature Bank
950 Third Ave, 9th FL
New York, NY 10022
Attn: PCG# 311

Ref:  [Insert the Name of Subscriber exactly as it appears on the Omnibus Signature Page]

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